Exhibit 32.01
CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Baldwin Technology Company, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2010 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Mark T. Becker, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.
It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: November 15, 2010	By:	/s/ Mark T. Becker
Mark T. Becker
Chief Executive Officer